UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: August 21, 2008
(Date of earliest event reported)

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)
Commission file number 000-04065

Ohio	13-1955943
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

37 West Broad Street Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)
614-224-7141
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition
     The following information is furnished pursuant to Item 2.02 “Results of Operations and Financial Condition.”
     On August 21, 2008, Lancaster Colony Corporation (the “Company”) issued a press release announcing its results for the three months and fiscal year ended June 30, 2008. The press release is attached as Exhibit 99.1.
Item 7.01      Regulation FD Disclosure
     The following information is furnished pursuant to Item 7.01 “Regulation FD Disclosure.”
     In June 2008, the Company sold the last of its automotive operations. The results of this operation and those sold in previous years have been reclassified to discontinued operations in all periods presented. Schedules of Consolidated Statements of Income and Business Segment Information reflecting these reclassifications for each quarter in fiscal 2008 and 2007 are included as Exhibit 99.2.
     The information in Items 2.02 and 7.01 of this Current Report on Form 8-K (including the exhibits attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01      Financial Statements and Exhibits
     (d)      Exhibits:
                    99.1      Press Release dated August 21, 2008
                    99.2      Consolidated Statements of Income and Business Segment Information for the Quarters of fiscal 2008 and 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation

(Registrant)

Date: August 21, 2008	By:	/s/John L. Boylan

John L. Boylan Treasurer, Vice President, Assistant Secretary, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description	Located at

99.1	Press Release dated August 21, 2008	Filed herewith

99.2	Consolidated Statements of Income and Business Segment Information for the Quarters of fiscal 2008 and 2007	Filed herewith